ACQUISITION	12 Months Ended
Jun. 29, 2016
Business Combinations [Abstract]
ACQUISITION OF CHILI'S RESTAURANTS
ACQUISITION OF CHILI'S RESTAURANTS

On June 25, 2015, we completed the stock acquisition of Pepper Dining Holding Corp. ("Pepper Dining"), a franchisee of 103 Chili's Grill & Bar restaurants primarily located in the Northeast and Southeast United States. The purchase price of $106.5 million, excluding cash and customary working capital adjustments of $0.9 million, was funded with borrowings from our existing credit facility. The results of operations of these restaurants are included in our consolidated financial statements from the date of acquisition. The assets and liabilities of the restaurants were recorded at their preliminary respective fair values as of the date of acquisition.

During the third quarter of fiscal 2016, we finalized the valuation of the acquired assets and liabilities associated with the Pepper Dining acquisition. The final fair value analysis resulted in a reduction of the recorded amounts for property and equipment of approximately $6.0 million and current liabilities of approximately $0.2 million on the consolidated balance sheet. The fair value reduction associated with property and equipment also resulted in a decrease of approximately $2.4 million in the deferred income tax liability associated with the assets. The change in these amounts resulted in a corresponding net increase to goodwill of approximately $3.4 million. We do not expect any further adjustments to the Pepper Dining purchase price allocation.

The final allocation of the purchase price is as follows (in thousands):

Current assets including cash and cash equivalents (a)	$6,331
Property and equipment	64,532
Goodwill	31,912
Reacquired franchise rights (b)	10,400
Deferred income taxes	15,388
Favorable leases	5,496
Total assets acquired	134,059
Current liabilities	17,800
Unfavorable leases	8,846
Total liabilities assumed	26,646
Net assets acquired (a)	$107,413

(a)	The net assets acquired includes cash and cash equivalents of $1.8 million.

(b)	The reacquired franchise rights have an amortization period of 12 years.

We expect $12.8 million of the goodwill balance to be deductible for tax purposes. The portion of the purchase price attributable to goodwill represents the benefits expected as a result of the acquisition, including sales and unit growth opportunities. The acquired restaurants generated approximately $259.6 million of revenue for the fifty-three week period ended June 29, 2016, approximately $2.5 million of average annual revenue per restaurant, partially offset by the loss of average annual royalty revenues of approximately $104,000 per restaurant. Pro-forma financial information of the combined entities is not presented due to the immaterial impact of the financial results of the acquired restaurants on our consolidated financial statements.